Exhibit 10.26

Lafayette Parish Recording Page

Louis J. Perret

Clerk of Court

P.O. Box 2009

Lafayette, LA 70502-2009

(337) 291-6400

First VENDOR

 LAFAYETTE AIRPORT COMMISSION

First VENDEE

 LAFAYETTE AIRPORT COMMISSION

Index Type : CONVEYANCES	File Number: 2023-00019280

Type of Document: AMENDMENT

Recording Pages : 8

Recorded Information

I hereby certify that the attached document was filed for registry and recorded in the Clerk of Court’s office for Lafayette Parish, Louisiana.

/s/ Louis J. Perret
Clerk of Court
CLERK OF COURT
LOUIS J. PERRET
On (Recorded Date): 06/20/2023	Parish of Lafayette I certify that this is a true copy of the attached document that was filed for registry and
At (Recorded Time): 1:16:50PM	Recorded 06/20/2023 at 1:16:50
File Number 2023-00019280
/s/ Brettany Rasinsew
Deputy Clerk

Doc ID-044470660008

Do not Detach this Recording Page from Original Document

SEVENTH AMENDMENT TO

“APPENDIX D – LEASE”

INFRASTRUCTURE COMPLEX

S.E. EVANGELINE THRUWAY – 1998

LAFAYETTE REGIONAL AIRPORT

LAFAYETTE, LOUISIANA

STATE OF LOUISIANA

PARISH OF LAFAYETTE

KNOW ALL MEN BY THESE PRESENTS that before the undersigned Notaries and Witnesses, and on the dates hereinafter described, personally came and appeared:

The LAFAYETTE AIRPORT COMMISSION, a body politic, domiciled in the Parish of Lafayette, Louisiana, herein represented by John E. Hebert, its Chairman, authorized by resolution of said Commission, a copy of which is attached hereto and made a part hereof (hereinafter referred to as “LAC”); and

PHI AVIATION, LLC (formerly, PHI, Inc.), a Louisiana limited liability company duly authorized and conducting business in the State of Louisiana, herein represented by Jason Whitley, its Chief Fiancial Officer, duly authorized by resolution of its Board of Directors, a copy of which is attached hereto and made a part hereof (hereinafter “LESSEE”).

who, upon the following terms and conditions, do hereby agree to amend that certain Lease entered into by and between LAC and LESSEE and recorded on April 16, 1999 as original entry no. 99-015231 in and for the records of Lafayette Parish, Louisiana (hereinafter “Lease”), as amended by an “Amendment to Lease” entered into by and between LAC and LESSEE and recorded on August 13, 2008 as original entry no. 2008-00034285 in and for the records of Lafayette Parish, Louisiana, as further amended by a “Second Amendment to Lease” entered into by and between LAC and LESSEE and recorded on May 15, 2013 as original entry no. 2013-00019822 in and for the records of Lafayette Parish, Louisiana, as further amended by a “Third Amendment to Lease” entered into by and between LAC and LESSEE on August 28, 2020 and August 4, 2020, respectively, and recorded on September 15, 2020 as original entry no. 2020-00033167 in and for the records of Lafayette Parish, Louisiana, as further amended by a “Fourth Amendment to Lease” entered into by and between LAC and LESSEE on February 9, 2022 and February 3, 2022, respectively, and recorded on February 18, 2022 as original entry no. 2022-00007001 in and for the records of Lafayette Parish, Louisiana, as further amended by a “Fifth Amendment to Lease” entered into by and between LAC and LESSEE on May 5, 2022 and April 22, 2022, respectively, and recorded on May 19, 2022 as original entry no. 2022-00020382 in and for the records of Lafayette Parish, Louisiana, and as further amended by a “Sixth Amendment to Lease” entered into by and between LAC and LESSEE on October 21, 2022 and October 26, 2022, respectively, and recorded November 10, 2022 as original entry no. 2022-00043778 in and for the records of Lafayette Parish, Louisiana.

I.

ARTICLE II, “TERMS,” is hereby deleted and substituted with the following:

This Lease Agreement shall have a primary term of twenty-two (22) years and 30 days, commencing on August 1, 2001, and ending on August 29, 2023.

Except as specifically modified herein, all other terms, covenants and conditions of the Lease will continue in full force and effect.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned party hereto has executed this Seventh Amendment to Lease on the 14th day of June, 2023, in multiple originals, in the presence of the undersigned competent witnesses and Notary, after due reading of the whole.

WITNESSES:	LAFAYETTE AIRPORT COMMISSION

/s/ Steven L. Picou	By:	/s/ John E. Hebert
Signature Print Name: STEVEN L. PICOU		John E. Hebert, Chairman

/s/ Rene Cotton
Signature
Print Name: Rene Cotton

/s/ Todd Swartzendruber NOTARY PUBLIC
Print Name:	Todd Swartzendruber
Notary/Bar Roll No.:	29003
My Commission Expires:	with life

IN WITNESS WHEREOF, the undersigned party hereto has executed this Seventh Amendment to Lease on the 14th day of June, 2023, in multiple originals, in the presence of the undersigned competent witnesses and Notary, after due reading of the whole.

WITNESSES:	PHI AVIATION, LLC

/s/ Pat Attaway	By:	/s/ Jason Whitley
Signature		Jason Whitley
Print Name: Pat Attaway		Chief Financial Officer

/s/ JAMES MAWER
Signature
Print Name: JAMES MAWER

/s/ Laurie E. Hargroder NOTARY PUBLIC
Print Name:	Laurie E. Hargroder
Notary/Bar Roll No.:	66656
My Commission Expires:	at death

LAURIE ELIZABETH HARGRODER Notary Public Notary ID 66656 Lafayette Parish, Louisiana My Commission Expires at Death

AFFIDAVIT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

BEFORE ME, the undersigned authority, came and appeared John E. Hebert, who first being by me duly sworn, did depose and state that he is the Chairman of the Lafayette Airport Commission, that said instrument was signed on behalf of said Lafayette Airport Commission by authority of its Commissioners and that he acknowledged said instrument to be the free act and deed of said Lafayette Airport Commission.

/s/ John E. Hebert
John E. Hebert

SWORN TO AND SUBSCRIBED before me, Notary, on this 14th day of June, 2023.

/s/ Todd Swartzendruber NOTARY PUBLIC
Print Name:	Todd Swartzendruber
Notary/Bar Roll No.:	29003
My Commission Expires:	with life

AFFIDAVIT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

BEFORE ME, the undersigned authority, came and appeared Jason Whitley, who first being by me duly sworn, did depose and state that he is the Chief Administrative Officer of PHI Aviation, LLC, that said instrument was signed on behalf of said PHI Aviation, LLC, by authority of its Board of Managers and that he acknowledged said instrument to be the free act and deed of said PHI Aviation, LLC.

/s/ Jason Whitley
Jason Whitley

SWORN TO AND SUBSCRIBED before me, Notary, on this 14th day of June, 2023.

/s/ Laurie E. Hargroder NOTARY PUBLIC
Print Name:	Laurie E. Hargroder
Notary/Bar Roll No.:	66656
My Commission Expires:	at death

LAURIE ELIZABETH HARGRODER Notary Public Notary ID 66656 Lafayette Parish, Louisiana My Commission Expires at Death

PHI AVIATION, LLC

Secretary Certificate

I, Richard Rome, the undersigned Secretary of PHI Aviation, LLC (the “Company”), do hereby certify that the below resolution is a true resolution adopted at the June, 2023 Board of Managers meeting.

After further discussion, on motion duly made and seconded, the Board adopted the following resolution:

RESOLVED, that Jason Whitley, the Chief Financial Officer of the Company (the “Authorized Officer”), is hereby authorized, empowered and directed in the name and on behalf of the Company to negotiate, execute and deliver all agreements, documents, certificates and instruments necessary or appropriate to effectuate the amendment to that certain lease by and between the Lafayette Airport Commission and the Company, dated April 1, 1999 and recorded on April 16, 1999, as the same has been amended from time-to-time (the “Infrastructure Lease”) in order to extend the primary term for an additional six (6) months such that the primary term will now expire on August 29, 2023, all in such form as the Authorized Officer may deem necessary or advisable, in his sole discretion, such necessity or advisability to be evidenced by his execution and delivery thereof.

Lafayette, Louisiana, this 14th day of June, 2023.

/s/ Richard Rome